UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 4, 2020

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of principal executive offices)

(414) 259-5333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act*:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGGSQ	N/A
* On August 4, 2020, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by the New York Stock Exchange.  The registrant’s common stock trades on the OTC Pink Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on July 20, 2020, Briggs & Stratton Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Eastern District of Missouri (the “Bankruptcy Court”).

As previously disclosed in a Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on November 9, 2020, the Debtors filed the Amended Joint Chapter 11 Plan of In re Briggs & Stratton Corporation and Its Affiliated Debtors (the “Amended Plan”) and an amended disclosure statement (the “Amended Disclosure Statement”) with the Bankruptcy Court. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Current Report on Form 8-K filed by the Company on November 9, 2020 with the SEC.

As contemplated by the Amended Plan, the Company filed a supplement to the Amended Plan (the “Plan Supplement”) with the Bankruptcy Court on December 4, 2020, which includes certain documents related to the Amended Plan and referenced therein, including, among other things: (i) amended organizational documents; (ii) the Plan Administrator Agreement (as defined in the Amended Plan); (iii) a schedule of executory contracts and unexpired leases to be assumed by the Debtors for wind-down operations; (iv) a disclosure of the identity and affiliations of the individual to serve on the Debtors’ new board of directors pursuant to section 1129(a)(5) of the Bankruptcy Code; and (v) a reservation of rights with respect to certain causes of action pursuant to section 1123(b) of the Bankruptcy Code and section 5.10 of the Amended Plan.

The Plan Supplement, as well as Bankruptcy Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s noticing and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/Briggs. The Solicitation Materials are also available at http://www.kccllc.net/Briggs. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

Information contained in the Amended Plan and the Amended Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Amended Plan or the Amended Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. The foregoing description of the Plan Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Supplement, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company expects that equity holders will experience a complete loss of their investment and therefore cautions against trading in the Company’s equity securities.

Cautionary Statement on Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Amended Plan, the Plan Supplement and the Amended Disclosure Statement, including the timing of the filing by the Company of a Form 15 with the SEC, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, and the Company’s ability to realize proceeds from remaining assets; risks related to the trading of the Company’s common stock on the OTC Pink Market, particularly because the Amended Plan provides that there will not be sufficient funds or other assets to allow holders of the Company’s common stock to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to obtain the requisite vote of creditors to approve the Amended Plan or Bankruptcy Court confirmation of the Amended Plan; the uncertainty as to when or whether the effective date of the Amended Plan will occur as currently expected by the Company; and the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Amended Disclosure Statement included as Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on November 9, 2020. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed in the Exhibit Index below is filed as part of this report.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Plan Supplement Pursuant to the Amended Joint Chapter 11 Plan of Briggs & Stratton Corporation and Its Affiliated Debtors, dated December 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION

Date: December 7, 2020	By	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President & Secretary